Exhibit 10.12
(ENGLISH TRANSLATION)
BILL OF INDUSTRIAL CREDIT

Nr. 40/00370-1	Due in July 1st, 2020
R$70,000,000.00
In July 1st, 2020 I (we) will pay for this BILL OF INDUSTRIAL CREDIT, under clause Payment Form below, to BANCO DO BRASIL S.A., a mixed capital company headquartered in Brasília, Federal Capital, by its agency EMPRES. M. GROSSO SUL — MS, enrolled with the National Register of Legal Entities of the Ministry of Finance (CNPJ/MF) under nr 00.000.000/4817-85, or on the order, the sum of Seventy Million of Reais (R$70,000,000.00), in currency.
BUDGET FOR IMPLEMENTATION OF THE CREDIT — The sum of the granted credit intended to application according to attached budget.
FORM FOR USE OF CREDIT — After this instrument has been registered, credit will se used in the form indicated below, or, to discretion of the BANCO DO BRASIL S.A., at other times: immediately R$51,553,464.02, on 10/28/2010 R$4,611,633.99, on 01/26/2011 R$4,611,633.99, on 04/26/2011 R$4,611,633.99, on 07/25/2011 R$4,611,634.01, this installments, in full or in part, when released, transferred by credit in my (our) deposit account, by notice or by payments or advances to be made by Banco do Brasil S.A., for debit in account linked to this funding, directly to manufacturer(s), seller(s) or representative(s) of services, by virtue of an irrevocable given herein, being hereby established that the receipt issued by manufacturer(s) of asset(s), seller(s) or representative(s) of services described in the budget will be considered by us as release of the receipt of corresponding amounts disbursed by Banco do Brasil S.A. for this purpose.
The use of the installments following the first will depend on the prior evidence that was entirely given to the previous one the correct destination and resources provided were applied on budget, by showing receipts or checks issued by all favored members and to confirm have received the portion due to them.
OWN RESOURCES — I oblige myself (we oblige ourselves) to apply own resources in the amount of R$310,659,315.83, as follow: immediately R$123,573,742.35, on 10/28/2010 R$8,254,251.02, on 01/26/2011 R$16,924,773.33, on 04/26/2011 R$57,880,553.57, on 07/25/2011 R$36,534,775.56, on 04/20/2011 R$67,491,220.00.
FINANCIAL CHARGES — Values launched on account linked to this funding, as well as balance due arising there from, will suffer interest incidence the effective rate of ten (10) percentual points per year, calculated by the exponential method, based on equivalent daily rate (365 or 366 days).
Such charges will be calculated and debited on the first day of each month, on redemptions — in proportion to the amounts remitted, at maturity and debt settlement and will be required on redemptions — in proportion to the amounts remitted, in the period of grace — fully on day one of last month of each quarter, from the date of hire, in period of pos-grace fully on day one of each month, at maturity and debt settlement.
CHANGE OF FINANCIAL CHARGES — Every year, on January, and when Long-Term Interest Rate (TJLP) present, to more or to less, cumulative variation higher to thirty percent (30%), Executive Branch may, by means joint proposal of Ministries of National Integration and Finance, to determine adjustments on agreed interest rate, limited to the percentage change of TJLP in the period.
PERFORMANCE BONUS — On financial charges will be granted performance bonus of fifteen percent (15%), provided that debt installments (principal and financial charges) are paid in full up to date of respective maturity.
DEFAULT CHARGES — In case of failure of any legal or conventional obligation, or any early maturity of operation, financial charges below will be required from the default and on delinquent amounts, replacing the agreed burden of normality
a) permanent commission at market rate on day of payment, under Resolution 1.129 of 05.15.86 of National Monetary Council, article 8 of Law 9,138 of 11.29.95 and Resolution 2,886 of 08.30.2001 of Nation Monetary Council;
b) default interest at effective rate of one per cent (1%) per year;
c) fine of two per cent (2%), calculated and required on payment dates, on the values on delay to be partially paid and on settlement of balance due, on the defaulted amount.
IRREGULAR APPLICATION OF CREDIT — IN CASE OF IRREGULAR APPLICATION OR DEVIATION OF RELEASED INSTALLMENTS, I AM (WE ARE) AWARE THAT, WITHOUT PREJUDICE CORRECT LEGAL STEPS, INCLUDING THOSE OF NATURE OF ENFORCEABILITY, ACCORDING TO THE LAW, I (WE) WILL LOSE ALL AND ANY BENEFIT, SPECIALLY THOSE RELATED TO PERFORMANCE BONUS, FROM DATE OF FIRST RELEASE, AND I (WE) WILL BE SUBJECT TO RETURN OF RESPECTIVE AMOUNTS, PLUS EXPECTED CHARGES ON SECTION “DEFAULT”, WHICH WILL BE CHARGED FROM THE DATE OF USE UP TO ITS REGULARIZATION.
SPECIAL AUTHORIZATION — REPORTING — I (we) authorize Banco do Brasil S.A. to provide to Ministry of National Integration, Federal Secretariat of Internal Control — SFCI of General Comptroller of Union and Secretariat of State Government of Mato Grosso do Sul, relevant information to monitoring this funding, including those involving bank secrecy.
SPECIAL AUTHORIZATION — INSPECTION — Without prejudice inspection conducted by the Bank, I (we) authorize Central Bank of Brazil — BACEN, Federal Secretariat of Internal Control — SFCI of General Comptroller of Union, Secretariat of National Treasury — STN, Ministry of Land Development — MDA and secretariat of state of Mato Grosso do Sul, by means of their agents, free access the funded project in order to make, when necessary, technical, administrative, financial and accounting inspections, including, to the discretion of those institutions, in the records and files.
SOURCE OF FUNDS — I declare myself (we declare ourselves) aware that the credit is granted to me(us) with funds from Constitutional Financing Fund of Midwest (FCO), established by law nr. 7,827 of 09.27.1989, which regulate article 159 Item I, paragraph “C” of Federal Constitution, that Banco do Brasil S.A., acting as financial agent, applies in accordance with operational standards established for the Fund.
SPECIAL STATEMENT — RESOURCES RELEASE — I declare myself (we declare ourselves) aware that disbursement of resources mentioned in this BILL OF INDUSTRIAL CREDIT, by the BANCO DO BRASIL S.A., depends upon its actual release by the allocator department, leaving the bank free of any liability of breach of their schedules.

ANOTHER OBLIGATIONS — I oblige myself (we oblige ourselves) to comply with Federal, State and Municipal Legislation regarding the preservation of the environment, obeying the technical and legal criteria for preservation of riparian areas, slopes and hilltops, soil conservation and water use of pest management, fountainhead protection, fauna and flora protection and another points of environment preservation.
I oblige myself (we oblige ourselves) only to promote changes on the project or schedule of Uses and Sources of the project after approval of Banco do Brasil S.A.
SPECIAL OBLIGATION — SIGNS — I oblige myself (we oblige ourselves) to make and keep on funded unit, in a visible and prominent space, signs regarding participation of Banco do Brasil S.A., with funds of Constitutional Financing Fund of Midwest, as follows: “Here is the Federal Government’s investment” and names of Ministry of National Integration, Secretariat of Development of the Midwest and Banco do Brasil, as model attached to opinion no. 17/2008-CONDEL/FCO, of 10.21.2008.
PAYMENT — Without prejudice the stated maturity above specified again and fixed liabilities in other clauses, including financial charges, I force myself (We force ourselves) to pay for BANCO DO BRASIL S.A. ninety-six (96) successive monthly installments, being the first to the ninety-fifty in nominal value of seven hundred twenty-nine thousand one hundred sixty-six reais and sixty-seven cents (R$729,166.67) and the ninety-six in nominal value of seven hundred twenty-nine thousand one hundred sixty-six reais and thirty-five cents (R$729,166.35) plus basic charges and total additional, determined in the period, the first installment due on 08/01/2012 and the last one on 07/01/2020, forcing me (us) to settle together the final installment all liabilities resulting of this Title.
Any receipt of installments outside the time limit advanced will constitute mere tolerance, which will not affect no way the dates of maturities or all other clauses and conditions of this Instrument, nor will introduce novation or modification of the agreed, including charges resulting from delay, imputing to the payment of debt the value received in the following order: interest, default interest, bear interest, permanent commission, other debited accessories, overdue principal and principal maturing.
Debt release resulting of this Instrument will take place after settlement of balance due of installment(s) mentioned on clause “PAYMENT” described before.
PLACE OF PAYMENT — Payment(s) will be made on place of issue of this Title. EARLY MATURITY — I DECLARE MYSELF (WE DECLARE OURSELVES) AWARE IF THAT DOES NOT PROMOTE TIMELY PAYMENT OF ANY OF THE INSTALLMENTS PROVIDED HEREIN, OR IF NO EXIST SUFFICIENT BALANCE ON DATES OF THEIR RESPECTIVE MATURITY, IN ORDER TO BANCO DO BRASIL S.A. PROMOTE THE FINANCIAL RELEASES FOR THEIR RESPECTIVE SETTLEMENTS, AS EXPRESSLY PROVIDED IN CLAUSE “AUTHORIZATION FOR DEBT ACCOUNT”, BANCO DO BRASIL S.A. MAY CONSIDER DUE IN ADVANCE, BY OPERATION OF LAW, ALL OTHER INSTALLMENTS STILL MATURING, NOT LIMITED TO IMPLIED HEREIN HOW OTHER IN THAT AGREED WITH BANCO DO BRASIL S.A., AND REQUIRE THE TOTAL OF THE DEBT AS A RESULT, INDEPENDENTLY OF NOTICE EXTRAJUDICIAL OR JUDICIAL INTERVENTION. BANCO DO BRASIL S.A. MAY ALSO CONSIDER FULLY OVERDUE AND DEMANDED THE RESULT OF

THE DEBT OF EXISTENT OPERATIONS IN CASE OF I(WE) OR THE CO-OBLIGORS BEING RESPONSIBLE BY ANY OF THE FOLLOWING SITUATIONS: A) SUFFER FOREIGN EXCHANGE PROTEST, REQUIRE EXTRAJUDICIAL RECOVERY, JUDICIAL RECOVERY OR BANKRUPTCY OR ANY BANKRUPTCY OR CIVIL INSOLVENCY REQUIRED OR, FOR ANY REASON, END OUR ACTIVITIES; B) SUFFER LAWSUIT OR TAX PROCEDURE ABLE TO PUT AT RISK THE GUARANTEES OR MEET THE OBLIGATIONS ASSUMED HEREIN; C) DIRECTLY OR THROUGH AGENTS OR ATTORNEYS, PROVIDE BANCO DO BRASIL S.A. WITH INFORMATION INCOMPLETE OR ALTERED, INCLUDING THROUGH PUBLIC OR PRIVATE DOCUMENT OF ANY NATURE; D) DIRECTLY OR THROUGH AGENTS OR ATTORNEYS, FAILURE TO PROVIDE INFORMATION THAT, IF KNOW BY BANCO DO BRASIL S.A. COULD CHANGE YOUR TRIALS AND/OR ASSESSMENTS; E) BECOME DEFAULT IN ANOTHER OPERATIONS MAINTAINED FROM TO BANCO DO BRASIL S.A.; F) EXCEED THE GRANTED CREDIT LIMIT; G) DEVIATE, IN WHOLE OR IN PART, GOODS ON WARRANTY; H) FAIL TO MAINTAIN UP-TO-DATE INSURANCE OF GOODS ON WARRANTY; I) NO STRENGTHENING WITHIN INDICATED TIME IN NOTICE THAT WAS MADE ME BY BANCO DO BRASIL S.A., THE GUARANTEES; J) THROUGHOUT THE DURATION OF THIS BILL, NOT MET FINANCIAL OBLIGATIONS DEFINED AS FOLLOW, THROUGH ANNUAL CHECKS FROM DECEMBER 2010, BASED ON AUDITED FINANCIAL STATEMENTS, DELIVERED BY EXTERNAL AUDITORS ENROLLED AT SEC, FOR THE EXAMINATION PERIOD CONCERN THE LAST TWELVE (12) MONTHS, BEING: MAINTENANCE OF INDEX OF CASH RATIO LARGER AND/OR EQUAL TO 1,0X; AND MAINTENANCE OF INDEX OF DEBT SERVICE COVERAGE (I) LARGER AND/OR EQUAL TO 1,0X UP TO DECEMBER 31, 2013, AND (II) LARGER AND/OR EQUAL TO 1,3X FROM DECEMBER 31, 2014. FOR THE PURPOSE OF ITEM “J” PRIOR, TERMS SET FORTH ABOVE HAVE THE FOLLOWING DEFINITION: 1 — CASH RATIO: CURRENT ASSET DIVIDED BY CURRENT LIABILITY; 2 — INDEX OF DEBT SERVICE COVERAGE: EBITDA DIVIDED BY (PAYMENT OF LONG-TERM DEBT PLUS NET INTEREST EXPENSE AND DIVIDENDS); 3 — EBITDA MEANS SUM OF LISTED BELOW ITEMS: (+) NET PROFITS; (+) NET INTEREST EXPENDITURE/REVENUE; (+) PROVISION FOR IRPJ/CS; (+) DEPRECIATIONS/AMORTIZATIONS; (+) ANY OTHERS NON-OPERATING NET REVENUE/EXPENSES; AND (+) LOSSES/GAINS RESULTING FROM EQUITY;”
ANOTHER OBLIGATIONS— EARLY MATURITY — I DECLARE MYSELF (WE DECLARE OURSELVES) AWARE AND WITHOUT PREJUDICE WHICH WAS STATED IN PRECEDING CLAUSE, THAT BANCO DO BRASIL S.A. MAY CONSIDER OVERDUE IN ADVANCE, BY OPERATION OF LAW, ALL INSTALLMENTS STILL MATURING, ASSUMED NOT ONLY IN THIS INSTRUMENT AS IN OTHER THAT WE SIGNED WITH THE BANCO DO BRASIL S.A., AND REQUIRE THE TOTAL DEBT RESULTING THEREFORE, REGARDLESS OF OUT OF EXTRAJUDICIAL NOTIFICATION OR JUDICIAL INTERVENTION IN CASE OF EVENTS THAT AFFECT ISSUER’S AND/OR BUSINESS GROUP’S FINANCIAL, OPERATIONAL AND LEGAL ABILITY THAT MAY TO HARM BANK’S IMAGE IN THE SOCIETY AND NATIONAL FINANCIAL SYSTEM, SUCH: A) CHARGES FILED BY GOVERNMENTAL

BODIES OF TAX, ENVIRONMENTAL OR ANTITRUST CHARACTER, AMONG OTHERS; B) PERFORMANCE BY ANY GOVERNMENTAL AUTHORITY TO ACT AIMING EMBARGO, EXPROPRIATE, NATIONALIZE, CONDEMN OR OTHERWISE ACQUIRE COMPULSORILY QUOTAS/SHARES OF ISSUER’S STOCK CAPITAL; C) REQUESTS FOREXTRAJUDICIAL, JUDICIAL OR BANKRUPTCY RECOVERY; D) JUDICIAL EXECUTION OF ANY NATURE, ARISING FROM NON-COMPLIANCE OF CASH BONDS AND/OR INCLUSION OF THE COMPANY IN LISTS OF CREDIT PROTECTION AND/OR INCLUSION ON CCF — LIST OF BOUNCED CHECKS’ ISSUERS.
DISCONTINUANCE FOR RELEASE OF CREDIT— I DECLARE MYSELF (WE DECLARE OURSELVES) AWARE BEYOND THAT PROVIDED IN CLAUSE “EARLY MATURITY” AND “ANOTHER OBLIGATIONS — EARLY MATURITY”, GOVERNING CASES WHICH MAY IMPLY THE EARLY MATURITY OF EXISTENT OPERATIONS, THAT BANCO DO BRASIL S.A. MAY SUSPEND SECURITIES RELEASE WHEN WE STOP TO SUBMITTED TO BANCO DO BRASIL S.A., WITHIN TIME INDICATED BY THIS, NECESSARY DOCUMENTATION TO RENEWAL MY (OUR) CREDIT LIMIT, AS WELL AS WE ARE NEGATIVE IN ANY PROTECTION CREDIT BODIES OR IN THE LIST OF BOUNCED CHECKS’ ISSUERS (CCF), OR WHEN CLOSED MY/OUR CURRENT ACCOUNT(S) ESTABLISHMENT OF CREDIT, AS A RESULT OF THE STANDARDS IN ACCORDANCE WITH CENTRAL BANK OF BRAZIL. COVER THIS EVENT, TOO CO-OBLIGATED IN THIS INSTRUMENT.
WARRANTIES — The assets bound are as follow:
1- In second degree mortgage and without competition from third here consists assets owned by IVINHEMA AGROENERGIA LTDA, who are in possession of calm and peaceful, free of liens and liabilities of any kind, including fiscal ones, with the following characteristics:
Registration/Enrolment nr. 8,399 of Registry of Real Estate Service county of Ivinhema-MS;
Name: Sapálio Farm;
Area, confrontations and confrontational: area of 6,6062.4168 hectares, brings up the following script: starting vertex AHB-M-0001, coordinates N=7,506,495,181 m and E= 210,313,914 m, located on border with São Paulo Farm? Sociedade de Melhoramentos e Colonização SOMECO S.A. and on the left of Libório stream, follows with many azimuths and distances? through left of Libório stream upstream, as follow: 57º39’06’’ and 36.22 meters to the vertex AHB-P-0015, coordinates N=7,506,514.561 m and E= 210,344.513 m, 130º22’20’’ and 319.30 meters, to the vertex AHB-V-0070, coordinates N=7,506,307.734 m and E= 210,587.774 m, 114º35’37’’ and 224.87 meters, to the vertex AHB-V-0071, co-ordinates N=7,506,214.744 m and E= 210,792.513 m; 155º16’49’’ and 225.93 meters, to the vertex AHB-V-0072, coordinates N=7,505,982.270 m and E= 210,899.536 m; 97º35’20’’ and 211.24 meters, to the vertex AHB-V-0073, coordinates N=7,505,954.373 m and E= 211,108.928 m; 134º17’14’’ and 546.01 meters, to the vertex AHB-V-0074, coordinates N=7,505,573.116 m and E= 211,499.792 m; 109º21’46’’ and 481.13 meters, to the vertex AHB-P-0011, coordinates N=7,505,413.599 m and E= 211,953.704 m; 101º17’05’’ and 847.31 meters, to the vertex AHB-P-0008, coordinates N=7,505,247.792 m and E= 212,784.633 m; 96º12’49’’ and 669.32 meters, to the vertex AHB-P-0005, coordinates N=7,505,175.349 m and E= 213,450.017 m; 96º11’43’’ and 158.83 meters, to the vertex AHB-P-0004, coordinates

N=7,505,158.209 m and E= 213,607.917 m; 120º31’28’’ and 395,60 meters, to the vertex AHB-P-0003, coordinates N=7,504,957.182 m and E= 213,948.860 m; 140º59’05’’ and 76.93 meters, to the vertex AHB-P-0002, coordinates N=7,504,897.410 m and E= 213,997.289 m; 119º34’11’’ and 453.77 meters, to the vertex AHB-V-0075, coordinates N=7,504,673.485 m and E= 214,391.955 m; 171º52’09’’ and 230.77 meters, to the vertex ALF-M-0067, coordinates N=7,504,445.033 m and E= 214,424.594 m, to the vertex ALF-M-0067. Follow with azimuth of 171º51’19’’ and distance of 11,540.21 meters, confronting Vista Alegre Farm? Eduardo José Bernardes, to the vertex ALF-M-0040, coordinates N=7,493,021.222 m and E= 216,059.553 m, follow with azimuth of 171º50’30’’ and distance of 1,114.46 meters, confronting Onça Parda Farm? Eduardo José Bernardes, to the vertex ALF-M-0041, coordinates N=7,491,918.045 m and E= 216,217.704 m, follow with azimuth of 171º50’30’’ and distance of 659.40 meters, confronting Onça Parda Farm? Eduardo José Bernardes, to the vertex AHB-V-0076 coordinates N=7,491,265.321 m and E= 216,311.278 m, follow many azimuths and distances, by left of Juqueri River upstream, as follow: 311º30’41’’ and 586.69 meters, to the vertex AHB-V-0077, co-ordinates N=7,491,654.163 m and E= 215,871.948 m; 305º26’45’’ and 1,182.32 meters, to the vertex AHB-V-0078, coordinates N=7,492,339.830 m and E= 214,908.752 m; 346º09’53’’ and 692.13 meters, to the vertex AHB-V-0079, coordinates N=7,493,011.874 m and E= 214,743.242 m; 313º22’06’’ and 1,248.31 meters, to the vertex AHB-P-0051, coordinates N=7,493,869.070 m and E= 213,835.775 m; 326º38’22’’ and 537.19 meters, to the vertex AHB-V-0080, coordinates N=7,494,317.745 m and E= 213,540.371 m; 300º00’58’’ and 782.53 meters, to the vertex AHB-P-0047, coordinates N=7,494,709.198 m and E= 212,862.794 m; 320º28’45’’ and 235.38 meters, to the vertex AHB-P-0046, coordinates N=7,494,890.768 m and E= 212,713.008 m; 338º12’45’’ and 285.82 meters, to the vertex AHB-P-0045, coordinates N=7,495,156.169 m and E= 212,606.923 m; 305º50’52’’ and 465.57 meters, to the vertex AHB-P-0044, coordinates N=7,495,428.824 m and E= 212,229.542 m; 329º43’17’’ and 750.40 meters, to the vertex AHB-V-0081, coordinates N=7,496,076.859 m and E= 211,851.187 m; 322º18’00’’ and 689.48 meters, to the vertex AHB-P-0039, co-ordinates N=7,496,622.392 m and E= 211.429,550 m; 272º29’006’ and 195.59 meters, to the vertex AHB-P-0038, coordinates N=7,496,630.872 m and E= 211,234.144 m; 268º43’52’’ and 150.33 meters, to the vertex AHB-P-0037, coordinates N=7,496,627.543 m and E= 211,083.852 m; 276º05’17’’ and 357.92 meters, to the vertex AHB-P-0036, coordinates N=7,496,665.503 m and E= 210,727.954 m; 301º32’41’’ and 310.62 meters, to the vertex AHB-M-0003, coordinates N=7,496,828.009 m and E= 210,463.231 m; to vertex AHB-M-0003, follow with many azimuths and distances , through left of Sapálio stream upstream, as follow: 19º28’34’’ and 350.33 meters, to the vertex AHB-P-0035, coordinates N=7,497,158.289 m and E= 210,580.034 m; 17º00’35’’ and 413.66 meters, to the vertex AHB?P-0034, coordinates N=7,497,553.851 m and E= 210,701.043 m; 20º48’58’’ and 255.08 meters, to the vertex AHB-P-0033, coordinates N=7,497,792.277 m and E= 210,791.689 m; 23º26’18’’ and 118.06 meters, to the vertex AHB-P-0032, coordinates N=7,497,900.597 m and E= 210,838.649 m; 354º23’25’’ and 337.25 meters, to the vertex AHB-P-0031, coordinates N=7,498,236.235 m and E= 210,805.682 m; 349º47’08’’ and 526.51 meters, to the vertex AHB-P-0030, coordinates N=7,498,754.403 m and E= 210,712.313 m; 322º23’59’’ and 326.80 meters, to the vertex AHB-P-0029, coordinates

N=7,499,044.011 m and E= 210,560.908 m; 341º05’36’’ and 554.38 meters, to the vertex AHB-P-0028, coordinates N=7,499,568.476 m and E= 210,381.276 m; 325º34’53’’ and 337.46 meters, to the vertex AHB-P-0027, coordinates N=7,499,846.860 m and E= 210,190.529 m; 305º39’56’’ and 240.21 meters, to the vertex AHB-P-0026, coordinates N=7,499,986.914 m and E= 209,995.376 m; 329º53’11’’ and 414.27 meters, to the vertex AHB-P-0025, coordinates N=7,500,345.273 m and E= 209,787.528 m; 321º14’12’’ and 672.44 meters, to the vertex AHB-P-0024, coordinates N=7,500,869.601 m and E= 209,366.511 m; 311º35’12’’ and 971.11 meters, to the vertex AHB-P-0022, co-ordinates N=7,501,514.179 m and E= 208,640.167 m; 313º15’49’’ and 453.58 meters, to the vertex AHB-P-0021, coordinates N=7,501,825.042 m and E= 208,309.868 m; 302º02’02’’ and 260.61 meters, to the vertex AHB-P-0020, coordinates N=7,501,963.273 m and E= 208,088.944 m; 310º35’19’’ and 385.28 meters, to the vertex AHB-P-0019, coordinates N=7,502,213.946 m and E= 207,796.362 m; 306º06’26’’ and 373.46 meters, to the vertex AHB-M-0002, coordinates N=7,502,434.026 m and E= 207,494.637, AHB-M-0002, follow with azimuth of 34º46’07’’ and distance of 4,943.82 meters, confronting São Paulo Farm — Sociedade de Melhoramentos e Colonização — SOMECO S/A., to the vertex AHB-M-0001, beginning of this description.
Form of title and origin: Public Deed of Purchase and Sale dated on 11/09/2007, Notary 1º Office of the Notes District of Ivinhema-MS County, book 91, page 81-86, registered on R-13-8.399 matriculation 8.399, book 2, page 4 of Registry of Real Estate Services of Ivinhema-MS County.
Improvements: 01 wooden homemade, 08 houses for employees, 01 wooden defensives warehouse, 02 wooden sheds — high ceilings, 01 wooden sheds — fertilizer warehouse, 01 metal water tank and 01 semi-artesian well with 90 meters deep.
Such asset is now even mortgaged to Banco do Brasil S.A., in first degree, by means Bill of Industrial Credit issued by me on 05/26/2010, in the amount of twenty million of reais (R$20,000,000.00), within total of 173 days, due on 11/15/2010, registered under nº R-16-8.399, page 04, book 2 of Registry of Real Estate Service county of Ivinhema — MS.
For legal purposes, it is also part of the mortgaged property all existing improvements and machinery and those for funding.
2 — Mortgaged bonds in the first degree and without competition of third parties, assets compulsorily insured to be acquired with the funding, in the amount of ninety-nine millions twenty-one thousands and five hundred and forty-three reais and eighteen cents (R$99,021,543.18), indicated and described in items and respective sub items 1.1.1., 1.1.2., 1.1.3., 1.1.4., 1.1.5.,0 1.2.1., 1.2.2., 1.2.3., 1.2.4., 1.2.5., 1.2.6., 1.2.7., 1.2.8., 1.2.9., 1.2.10., 1.3.1., 1.3.3., 1.3.5., 1.3.11., 1.3.12., 1.3.13., 1.3.14., 1.3.15., 1.3.16., 1.3.19., 1.4.6., 1.4.16., 1.4.17., 1.4.18., 1.4.19., 1.4.20., 1.4.21., 1.4.26., 1.4.29., 1.4.31., 1.4.33., 1.4.34., 1.4.35., 1.4.36., 1.4.40., 1.4.41., 1.4.42., 1.4.43., 1.4.44., 1.4.45., 1.4.46., 1.4.50., 1.4.51., 1.4.52., 1.4.53., 1.4.54., 1.4.55., 1.4.56., 1.4.57., 1.5.1., 1.6.1., 1.7.1., 1.7.4., 1.7.5., 1.7.6., 1.8.3., 1.8.4., 1.8.5., 1.8.8., 1.8.9., 1.8.10., 1.8.11., listed in BUDGET OF CREDIT APPLICATION annex to this BILL OF INDUSTRIAL CREDIT made the respective registration.
SPECIAL AUTHORIZATION — CONSENT OF CREDITOR — attached to this bill a specific authorization to establishment of mortgage bonds under the assets subject the present funding, located at Takuarê Farm, registration 2,737 of CRI,

Angélica-MS. Authorization letter was signed on 07/15/10 by legal representative of Banco Rabobank International do Brasil SA and follows with the original copy of this bill for registration as annex of the instrument before the CRI of Angélica-MS. Will be kept together with 1st copy of Bill a copy of original authorization.
ESTABLISHMENT OF OWNERSHIP — The assets subject of mortgage bonds still in my(our) immediate possession, and I (we) possess them on behalf of BANCO DO BRASIL S.A., accounting for their care and conservation as faithful trustees, under the civil and criminal penalties under the laws in force. In case of appointment, for any circumstance, of depository for seized property, instituted judicial or conventionally, it will also immediately held all machinery and all installations and all necessary belongings to the processing of such goods into products that I force myself (we force ourselves) in this Instrument.
ENDING OF MORTGAGE — I oblige myself (we oblige ourselves) to restore the mortgaged property, earlier than 30 years of its constitution, within the time which I was (we were) notified by BANCO DO BRASIL S.A., under penalty of prepayment of debt.
LOCATION OF RELATED ASSETS — Related assets mortgaged are located on the Takuarê Farm, Estrada Continental Km 15, registration 2,737, located on county of Angélica, MATO GROSSO DO SUL, my (our) property.
SPECIAL OBLIGATION — WARRANTY — I oblige myself (we oblige ourselves), if warranty is reduced to less than 184,31 percentage points of the value of the outstanding balance of debt, for any reason, including concerning to rise debt balance driven by debt(s) of financial charges, to make efforts within the five (05) days, in order to restore that level, promoting, for this purpose, the necessary warranty strengthening, otherwise debt early maturity, regardless of any judicial or extrajudicial intervention.
QUOTA OF REDEMPTION — For redemption of related assets to warranty of this Title, I oblige myself (we oblige ourselves) to collecting one hundred (100) percentage points of the value of the assets acquired with the credit and of eighty (80) percentage points of the value of the assets to release
NEW LIEN — IS ESTABLISHED THAT IN CASE OF DISPOSAL, LEASE, ASSIGNMENT, TRANSFER OR ANY TYPE OF ENCUMBRANCE OF ASSETS REGARDING WARRANTY IN FAVOUR OF THIRD PARTIES, WITHOUT OF PRIOR CONSENT OF BANCO DO BRASIL S.A., WILL OCCUR THE EARLY MATURITY OF CREDIT.
INSURANCE OF ASSETS UNDER WARRANTY — I oblige myself (we oblige ourselves) to insure the assets given as collateral, with irrevocable and irreversible clause, for and on behalf of BANCO DO BRASIL S.A. up to final settlement of debt. Obligation assumed in this clause will only be required by the Banco if and when, in the market, any insurer accept to contract the insurance concerning the asset given as collateral.
ASSIGNMENT OF CLAIMS — BANCO DO BRASIL S.A. is authorized, at any time, to assign, transfer, give in pledge credit arising of this instrument, as well assign rights, titles, warranties or interests to third parties, as regulated by National Monetary Council.
AUTHORIZATION TO DEBT IN ACCOUNT — I authorize (We authorize) BANCO DO BRASIL S.A. to invest, in total or partial coverage of balance due presented on credit facility account, any sums taken credit for my (our) deposit account.

TAXES — In addition of the financial costs agreed, I/We authorize BANCO DO BRASIL S.A. to debit in my(our) deposit account as compensation on services the corresponding value to tariffs of credit facility, study and analysis of projects, project monitoring, inspections and evaluation of security and other tariffs applicable to the operation, prevailing at the time of collection, listed in Table of Fees for Banking Services — Legal Entity, which is available at any BANCO DO BRASIL S.A. branch; I am/We are aware that such debits will be informed to me/to us by notice of debt and/or notice in current account statement
CREDITS PAYMENT — I authorize (We authorize) BANCO DO BRASIL S.A., irrevocably and irreversibly, regardless of prior notice, make allowance payment under Article nr. 368 of Brazilian Civil Code, between the credit of BANCO DO BRASIL S.A., represented by balance due presented shown in the credit opening account and credits of any nature I have or will have with BANCO DO BRASIL S.A.
TAX REGULARITY — I (we) presented the following documents valid for this date: Debt Clearance Certificate (CND) from INSS, serial number 016832010-06021030 issued on 04/26/2010; Certificate of Good Standing of FGTS (CRF), serial number 2010070511425702380293, issued on 07/05/2010.
TAX REGULARITY — INTERVENING — THE INTERVENING WARRANT — presented the following documents valid for this date: Debt Clearance Certificate (CND) from INSS, serial number 020282010-06021030, issued on 05/19/2010.
SPECIAL OBLIGATION — TAX REGULARITY — to effect the release of the resources (full or partial), commit ourselves to present to Banco do Brasil S.A. the following document, valid at the release date: Issuer’s and Intervening-warrant’s Debt Clearance Certificate (CND) from INSS.
CREDIT INFORMATION SYSTEM OF CENTRAL BANK — SCR — I declare myself (we declare ourselves) aware that I (we) was notified that:
I — debts and liabilities resulting from operations with characteristics of credit realized by me (us) will be filed on Credit Information System of Central Bank— SCR;
II — SCR aims provide information to Bacen for oversight of credit risks to which financial institutions are exposed and promote the exchange of information between these institutions with the aim of supporting credit and business decisions;
III — I (we) can access the data in my (our) name in SCR through Public Support Central of Bacen (CAP);
IV — requests for corrections, exclusions and manifestations of disagreement on the information listed in SCR should be addressed to Bacen or to responsible institution for delivery of information, by means of written and reasoned request, or, when appropriate, by respective adjudication;
V — consultation with any information available by the financial institutions and filed in my (our) name, acting as responsible for debts or guarantees of operations require prior authorization.
CALL CENTERS — to other information, suggestions, claims or whatever other explanations that may be necessary about this instrument, Banco do Brasil S.A. put on my (our) disposal the following telephones:
Support Central BB-CABB:
— Capital cities and metropolitan areas: 4004 0001;
— Other areas: 0800 729 0001;

SAC — Consumer Support Service: 0800 729 0722;
Support Central to people with hearing or speech disability: 0800 729 0088;
Ombudsman BB: 0800 729 5678.
CAMPO GRANDE — MS, July 30, 2010.
ISSUER(S):
ANGELICA AGROENERGIA LTDA, headquartered in ANGELICA-MS, at Estrada Continental Km 15 Takuaré Farm, Countryside, ZIP CODE 79.785-000 and enrolled with CNPJ under nr. 07.903.169/0001-09, herein represented by partner/Chief, Mr. LEONARDO RAUL BERRIDI:

Signed:	/s/ Leonardo Raul Berridi	Check:

LEONARDO RAUL BERRIDI, foreigner with permanent visa, single, administrator, resident and domiciled in BRASILIA-DF, identity card nr.: V391119-H, issued by SEDDFMA on 05.01.2001, CPF nr.: 231.115.108-83.
Endorsement by the issuer:
ADECO BRASIL PARTICIPAÇÕES LTDA, headquartered in SÃO PAULO — SP and enrolled with CNPJ under nr. 07.835.579/0001-51, herein represented by your Chief, Mr. LEONARDO RAUL BERRIDI, already qualified:

Signed:	/s/ Leonardo Raul Berridi	Check:

LEONARDO RAUL BERRIDI
CPF: 231.115.108-83
INTERVENING GUARANTOR:
I signed (we signed) this BILL OF INDUSTRIAL CREDIT, constituting MORTGAGE of RURAL PROPERTY my (our) property, to guarantee the obligations assumed by Issuer(s).
IVINHEMA AGROENERGIA LTDA, headquartered in ANGELICA-MS and enrolled with the CNPJ under nr. 07.636.071/0001-24, herein represented by your Chief, Mr. LEONARDO RAUL BERRIDI, already qualified:

Signed:	/s/ Leonardo Raul Berridi	Check:

LEONARDO RAUL BERRIDI
CPF: 231.115.108-83

Attached to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
BUDGET FOR CREDIT APPLICATION
The credit granted is intended for financing the acquisition and/or execution of:
1. MACHINES AND EQUIPMENT:
1.1. RECEPTION AND PREPARATION OF SUGAR CANE:
1.1.1. 01 90” metallic conveyor for chopped sugar cane, with the following characteristics: roller chain with corrugated cleats; wheel base: 42.500 mm; Width 2.300 mm; maximum speed: 7 m/min; motor 120 CV — 6 pole — through frequency inverter; chains: reference Fazanaro II6/C, pass = 8”, weight = 40,5 Kgf/me, Ultimate load = 60 tf, 4 chain lines, Z 13 gears, # 5/16” cleats; including: drive system with motor and reducer; supporting structures; unloading ramp; manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in the total amount of R$1.988.526,70;
1.1.2. 01 rotor type chopped sugar cane unloader spreader with arms over the tubular axle, having the following characteristics: mounted on the header of sugar cane metallic conveyor at 90”; nominal width: 2.300 mm; peripheral diameter: 2.000 mm; rotation: 40 rpm; installed power: 45 cv / 4 poles; including: drive system with motor and reducer; manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in the total amount of R$152.028,00; 1.1.3. 96” Belt conveyors:
1.1.3.1. 01 “96 belt conveyor for chopped sugar cane TC—01 rubber sheet over triple rollers type, having the following characteristics: feeding: 90” sugar cane metallic conveyor; C/C wheel base: 47.015 mm; tilt: 15°; width: 96”; maximum speed: 120 m/min; actuator drum: Ø = 500 mm (1/2“ casing); spacer (type): gravity; installed power: 160 hp / 4 poles / with frequency inverter; belt: mercury NN 1100 — 4 lining — # 6,0 mm; flat surface — high abrasion, upper cover: 3/16”; lower cover: 1/8”; overall thickness: 14 mm, width: 96”; including: drive system with motor and reducer and supporting structures; manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in the total amount of R$559,463.20;
1.1.3.2. 01 “96 belt conveyor for chopped sugar cane TC—02 rubber sheet over triple rollers type, having the following characteristics: feeding: TC—01; C/C wheel base: 18.000 mm; tilt: 13°; width: 96”; maximum speed: 120 m/min; actuator drum: Ø = 500 mm (1/2“ casing); spacer (type): screw; installed power: 60 hp / 4 poles / with frequency inverter; belt: mercury NN 1100 — 4 lining — # 6.0 mm; flat surface — high abrasion, upper cover: 3/16”; lower cover: 1/8”; overall thickness: 14 mm, width: 96”; including: drive system with motor and reducer and supporting structures; manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in the total amount of R$214.055,50;
1.1.3.3. 01 “96 belt conveyor for chopped sugar cane TC—03 rubber sheet over triple rollers type, having the following characteristics: feeding:
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
TC—02; C/C wheel base: 14.000 mm; tilt: 9o; width: 96”; maximum speed: 120 m/min; actuator drum: Ø = 500mm (1/2“ casing): spacer (type): screw; installed power: 45 hp / 4 poles / with frequency inverter; belt: mercury NN 1100 — 4 lining — # 6.0 mm; flat surface — high abrasion, upper cover: 3/16”; lower cover: 1/8”; overall thickness: 14 mm, width: 96”; including: drive system with motor and reducer and supporting structures; manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in the total amount of R$166,622.70;
1.1.3.4. 01 “96 belt conveyor for chopped sugar cane TC—04 rubber sheet over triple rollers type, having the following characteristics: feeding: TC—03; C/C wheel base: 40.000 mm; tilt: 0o; width: 96”; maximum speed: 120 m/min; actuator drum: Ø = 500 mm (1/2“ casing) / spacer (type): gravity; installed power: 130 hp / 4 poles / with frequency inverter; belt: mercury NN 1100 — 4 lining — # 6.0 mm; flat surface, high abrasion; upper cover: 3/16”; lower cover: 1/8”; overall thickness: 14 mm, width: 96”; including: drive system with motor and reducer and supporting structures; manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in the total amount of R$480,408.60;
OVERALL OF ITEM 1.1.3                                                                                                                                                            R$1.420.550,00;
1.1.4. 24” Belt conveyors:
1.1.4.1. 01 “24 belt conveyor for miscellaneous impurities TC—15 rubber sheet over triple rollers type, having the following characteristics: feeding: 90” metallic conveyor base; C/C wheel base: 1,181.10 in; tilt: 0o; width: 24”; maximum speed: 120 m/min; actuator drum: Ø = 500 mm (1/2“ casing); spacer (type): gravity; installed power: 15 hp / 4 poles / with frequency inverter; belt: mercury NN 1100 — 4 lining — # 6.0 mm; flat surface, high abrasion; upper cover: 3/16”; lower cover: 1/8”; overall thickness: 14 mm, width: 24”; including: drive system with motor and reducer and supporting structures; manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in the total amount of R$364,867.30;
1.1.4.2. 01 “24 belt conveyor for miscellaneous impurities TC—16 rubber sheet over triple rollers type, having the following characteristics: feeding: TC—15; C/C wheel base: 472.44 in; tilt: 20°; width: 24”; maximum speed: 120 m/min; actuator drum: Ø = 500 mm (1/2“ casing); spacer (type): gravity; installed power: 5 hp / 4 poles / with frequency inverter; belt: mercury NN 1100 — 4 lining — # 6.0 mm; flat surface — high abrasion; upper cover: 3/16”; lower cover: 1/8”; overall thickness: 14 mm, width: 24”, including: drive system with motor and reducer and supporting structures; manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in the total amount of R$152,028.00;
OVERALL OF ITEM 1.1.4                                                                                                                                                            R$516,895.30;
1.1.5. 01 mechanical type 45t Hillo fixed loader, fixed with 3 tubular columns, having the following characteristics: 16,0 m/min lifting speed; 15.000 mm total height; electrical motor 150 CV — IPWS5 — 4 Poles; electrical motor for
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
yoke positioning 5 CV — speed 5 m/min; Cestari E—36 reducer or similar; with two drums, two output axles and with twin wire for load lifting, 7/8 steel cable; electro-hydraulic SHSO100 brake; operating energy panel; including: drive system with motor and reducer and supporting structures; manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in the total amount of R$422,000.00;
1.2. EXTRACTION OF SUGAR CANE JUICE:
1.2.1. 03 BCV 300-315 w/ base and coupl., manufactured in 2010 by Century Indústria e Comércio de Bombas LTDA — ME, in unit cost of R$30.000,00, in the total amount of R$90.000,00;
1.2.2. 02 motor-pump assemblies ITAP 200400 V14 ANSI SE 315GM AR 250CV 4P 4T FLUEX477EX CH, 900m3/h flow, serial number 133798200001 and 133798200002, manufactured by Imbil - Indústria e Manutenção de Bombas ITA Ltda, in unit cost of R$52.800,00, in the total amount of R$105.600,00;
1.2.3. 02 milling rolls SIMISA-Empral 1175X2200mm, manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in unit cost of R$3.610.000,00, in the total amount of R$7.220.000,00;
1.2.4. 02 conveyor belt for 84” milling, without inverter, manufactured in 2010 by SIMISA Simione Metalúrgica LTDA, in unit cost of R$390,000.00, in the total amount of R$780,000.00;
1.2.5. 02 flexible couplings SIMISA for milling 1175X2200mm, manufactured in 2010, in unit cost of R$200.000,00, in the total amount of R$400.000,00;
1.2.6. 01 medium voltage electrical switchboard mounted on panel, manufactured in 2009 by WEG Equipamentos Elétricos S/A, in the total amount of R$2,245,000.00;
1.2.7. 02 three-phase electric motors HGF5602, 750 CV, 06PB3D, 4160V60Hz, serial numbers 1005271658 and 1005246310, manufactured in 2009 by WEG Equipamentos Elétricos S/A, in unit cost of R$375,000.00, in the total amount of R$750.000,00;
1.2.8. 02 dry transformers, 3000 kVA, 13800VR2, 200V-2.200V-IP-20, manufactured in 2009 by WEG Equipamentos Elétricos S/A, in unit cost of R$222.500,00, in the total amount of R$445,000.00;
1.2.9. 01 rotating sieve for mixed juice with 02 inputs and 02 outputs, manufactured in 2009 by Equilíbrio Balanceamentos Industriais LTDA, containing: rotating sieve basket, constructed of AISI 304 stainless steel, entirely cylindrical with “V” profile screen, 90 V wire, PNR support, 0,5/0,65mm opening, divided into sectors with 04 radial divisions, 04 axial divisions, input ring constructed of ASTM A 36 carbon steel, output ring constructed of ASTM 36 carbon steel, ring spacer tubes constructed of AISI 304 stainless steel SCH tube, supporting structure built on 6” I beams and 6” U beams and ASTM A 36 carbon steel sheets, assembly of axial wheels coated with polyurethane in ASTM A 36 carbon steel with SAE 1045 drawn steel axle, assembly of axial wheels coated with polyurethane in ASTM A
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
36 with SAE 1045 drawn steel axle, juice intake constructed of AISI 304 stainless steel plate, accessories as strainer cleaning system and juice distribution system, drive system comprising one motor-reducer assembly manufacturer SEW Eurodrive model R140DX160L4, soft starter key brand WEG model SSW-0445/220/440, interface module for RS-232 to RS-485 conversion. Fieldbus module brand WEG with Gate-Way, for Devicenet, serial cable RS-232-1mt., in the total amount of R$225.000,00; 1.2.10. 02 PCF planetary reducers for 86” mill actuation, comprising: three planetary stage reducer unit, coaxial input and output, reducer with feet, fixed on foundation, reinforced framework, axles supported by bearings, pinion and outer-toothed gears in steel alloy l8CrNiMo7, with cemented, tempered, hardened and machined teeth, inner-toothed gear in steel alloy tempered, hardened and machined, lubrication and cooling of gear assemblies and bearings forced type with oil from external system, oil reservoir built-in the framework, one-piece output axle with square section end; manufactured in 2010 by Renk Zanini S/A Equipamentos Industriais, in unit cost of R$1.012.500,00, in the total amount of R$2.025.000,00;
1.3. TREATMENT OF SUGAR CANE JUICE:
1.3.1. 12 vertical heaters 400 m2, w/ 06 pass for juice passage, with d. int. of body and calender: 2000mm, mirrors face-to-face height: 3990mm, equip. total height w/ lid closed: 231.57in, equip. total height w/ lid opened: 7376mm, manufactured in 2010 by Ativa — Indústria, Comércio, Importação, Exportação, Montagens e Locação de Máquinas e Equipamentos LTDA., in unit cost of R$115.000,00, in the total amount of R$1.380.000,00;
1.3.2. 01 motor-pump assembly INK 250500 vesp SE 315SM AR 1 50CV 6P 4T AT90 FLUEX477EX CH, serial number 134854060001, manufactured in 2010 by Imbil — Indústria e Manutenção de Bombas ITA Ltda, in the total amount of R$52.694,00;
1.3.3. 02 KSB Meganorm pumps 150-400, exec. 01, rotor diam. 382mm, gasket seal, mounted over fixed base, coupled to motor Weg/Plus 50cv 1160rpm, IPW55, 60Hz, 440V, plus coupling sleeve, coupling guard in carbon steel, manufactured in 2010 by KSB Bombas Hidráulicas S.A., in unit cost of R$15.013,33, in the total amount of R$30.026.66;
1.3.4. 01 motor-pump assembly ITAP 125400 V16 ANSI SE AR 40CV 6P 4T AT50CI FLUEX477EX CH, serial number 133798230001, manufactured in 2010 by Imbil — Indústria e Manutenção de Bombas ITA Ltda, in the total amount of R$12.800.00;
1.3.5. 01 KSB Megachem pump 150-250, in stainless steel, exec. 07, rotor diam. 252mm, Burgmann gasket seal, mounted over fixed base, coupled to motor Weg/Plus 60cv 1750rpm, IPW55, 60Hz, 440V, plus coupling sleeve, coupling guard in carbon steel, manufactured in 2010 by KSB Bombas Hidráulicas S.A., in the total amount of R$17,662.40;
1.3.6. 01 motor-pump assembly ITAP 150400 V15 ANSI SE 200L AR 40CV 6P
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
4T AT50CICI FLUEX477 CH, serial number 133798220001, manufactured in 2010 by Imbil — Indústria e Manutenção de Bombas ITA Ltda, in the total amount of R$18.723,00;
1.3.7. 01 DHA-1003 SD 10156 vacuum pump, manufactured in 2010 by Dositec Bombas. Equipamentos e Acessórios Ltda., in the amount of R$33.000,00;
1.3.8. 01 motor-pump assembly ITAP 40330/2 V16 SP ANSI 90L AR 3cv 4P 4T AT25CICI FLU327EP CH, serial number 136290880001, manufactured in 2010 by Imbil — Indústria e Manutenção de Bombas ITA Ltda, in the total amount of R$3.700,00;
1.3.9. 01 motor-pump assembly ITAP 200330/2 V16 STD 200L W22 PL 40CV 6P 4T AR AT50CICI CH, serial number 138896300001, manufactured in 2010 by Imbil — Indústria e Manutenção de Bombas ITA Ltda, in the total amount of R$12,800.00;
1.3.10. 01 NEMO MOD. NM125SY01L07J pump w/ actuation, serial number B-81.787, manufactured in 2010 by Netzsch do Brasil Ind. e Com. Ltda., in the amount of R$30.131,15;
1.3.11. 01 Barometric condenser TJA-20 with 20t/h steam capacity — Diameter 1910mm x 5000mm, manufactured in 2010 by T.J.A. — Indústria e Comércio LTDA, containing: 02 mirrors with 12,7mm thickness, steam circulator, inner coil for incondensable gases removal fabricated in AISI, flow meter in equipment body, inner coating in AISI # 2,0 mm, in taper, mechanical cleaning with near-white blasting and internal painting with ceramic based paint and separator vessel, in the total amount of R$75.000,00;
1.3.12. 01 rotating sieve for decanted juice, manufactured in 2009 by Equilíbrio Balanceamentos Industriais LTDA, containing: rotating sieve basket, made of AISI 304 stainless steel, entirely cylindrical with “V” profile screen, 47 V wire, MJR support, 0,1 mm opening, divided into sectors with 03 radial divisions, 06 axial divisions, input ring made of ASTM A 36 carbon steel, output ring made of ASTM 36 carbon steel, ring spacer tubes made of AISI 304 stainless steel SCH tube, supporting structure built on 6” I beams and 6” U beams and ASTM A 36 carbon steel sheets, assembly of axial wheels coated with polyurethane in ASTM A 36 carbon steel with SAE 1045 drawn steel axle, assembly of axial wheels coated with polyurethane in ASTM A36, juice intake constructed of AISI 304 stainless steel plate, accessories as double system with “Y” type strainer and juice distribution assembly, drive system comprising one motor-reducer assembly manufacturer SEW Eurodrive model R107DX132M4 and soft starter key, in the total amount of R$225.000,00;
1.3.13. 01 motor-pump assembly ITAP 200330 V16 STD ANSI 250S M AR 100cv 4P 4T, 650m3 flow, serial number 136290870001, manufactured in 2010 by Imbil — Indústria e Manutenção de Bombas ITA Ltda, in the total amount of R$17,000.00;
1.3.14. 01 Vacuum Prees filter model VPA-200, containing “H” beam framework, made of carbon steel, mounted on support framework; feed box made of AISI 304 steel; draining table with
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
side guard made of AISI 304 steel; air intake cases made of AISI 304 steel and equipped with wear plates in ceramic-based, high density polyethylene; automatic screen stretchers, pneumatic screen guides; showers for cake embedding (05 pcs.) made of AISI 304 and with distribution nozzles made of bronze; showers for cleaning the screens (02 pcs.), with AISI 304 steel piping and with self-cleaning nozzles made of bronze; intake chutes for filtered matter made of AISI 304 steel; splash intake chutes (water) made of fiber glass; actuation with SEW motor-reducer; conduction rollers made of carbon steel, coated with Flexdur elastomer and traction rollers made of carbon steel, coated with Flexdur elastomer, with serial number ANG-VPA200-002-09; manufactured in 2010 by Córdoba Industrial Ltda., in the total amount of R$428.000,00;
1.3.15. 02 heat exchangers GFP-187-N-8-NP-77 manufactured in 2010 by Tranter Ind. e Com. de Equipamentos LTDA, in unit cost of R$68.468,40, in the total amount of R$136.936,80;
1.3.16. 02 tanks for sulfured juice, T-3202, with 90m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA-ME, in unit cost of R$140.000,00, in the total amount of R$280.000,00;
1.3.17. 06 tanks of condensate 1m3, manufactured in 2010 by CCRG Equipamentos Industriais LTDA, in unit cost of R$9.600,00, in the total amount of R$57.600,00;
1.3.18. 01 tank for evaporated juice 10m3, final syrup tank V-1000m3, manufactured in 2010 by CCRG Equipamentos Industriais LTDA, in the amount of R$30.700.00;
1.3.19. 01 tank for sealing water 3m3, manufactured in 2010 by CCRG Equipamentos Industriais LTDA, in the amount of R$13.500,00;
1.3.20. 01 tank for vegetal steam condensate A/C V=13m3, manufactured in 2010 by Semag - Equip. Industriais de Guariba Ltda., in the amount of R$42.900,00;
1.3.21. 01 tank of syrup A/C V=13m3, manufactured in 2010 by Semag — Equip. Industriais de Guariba Ltda., in the amount of R$42.900,00;
1.4. SUGAR FACTORY:
1.4.1. 01 flow scale for 105t/h of dried crystal sugar, model SU-350, manufactured in 2010 by EPM Tecnologia e Equipamentos Ltda., in the amount of R$74.000,00;
1.4.2. 01 electronic road scale, Pitless type, code 5363-EL, model 5303, platform 36 X 3,20m, capacity 120.000 Kg, serial number 14452, manufactured in 2010 by Balanças Jundiaí Indústria e Comércio Ltda., in the total amount of R$70.000,00;
1.4.3. 01 KSB Meganorm pump 125-315, made of cast iron, stainless steel rotor, execution 01, 319mm rotor, gasket seal, mounted on fixed base, coupled to a motor WEG 25,0cv 220/760V, 1160rpm, IPW55 protection degree, plus coupling sleeve and coupling guard, manufactured in 2010 by KSB Bombas
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
parallel (FT 11782R0); 01 pump for “B” mass pumping (FT 11783); including metallic bases, motor-reducers and couplings, in unit cost of R$95.555,00, in the total amount of R$477.775,00;
1.4.17. 02 rotating pumps assembly model R3S Brumazi/Fives Lille, for pumping of B mass (FT 117779R0) and magma (FT 11780R0), with metallic base, motor-reducer and couplings, in unit cost of R$61.640,00, in the total amount of R$123.280,00;
1.4.18. 02 KSB Megachem pumps 100-400, exec. 01, rotor diam. 369mm, Aesseal gasket seal, mounted over fixed base, coupled to motor Weg/Plus 30cv 1160rpm, IPW55, 60Hz, 440V, plus coupling sleeve, coupling guard in carbon steel, manufactured in 2010 by KSB Bombas Hidráulicas S.A., in unit cost of R$11,563.40, in the total amount of 23.126,80;
1.4.19. 01 KSB Megachem pump 125-250, exec. 07, rotor diam. 229mm, Burgmann gasket seal, mounted over fixed base, coupled to motor Weg/Plus 30cv 1750rpm, IPW55, 60Hz, 440V, plus coupling sleeve, coupling guard in carbon steel, manufactured in 2010 by KSB Bombas Hidráulicas S.A., in the total amount of R$12,872.50;
1.4.20. 01 KSB Megachem pump 125-400, exec. 07, rotor diam. 358mm, Burgmann gasket seal, mounted over fixed base, coupled to motor Weg/Plus 100cv 1750rpm, IPW55, 60Hz, 440V, plus coupling sleeve, coupling guard in carbon steel, manufactured in 2010 by KSB Bombas Hidráulicas S.A., in the total amount of R$20,687.20;
1.4.21. 02 KSB Meganorm pumps 250-500, exec. 01, rotor diam. 484mm, Aesseal gasket seal, mounted over fixed base, coupled to motor Weg/Plus 175cv 1160rpm, IPW55, 60Hz, 440V, plus coupling sleeve, coupling guard in carbon steel, manufactured in 2010 by KSB Bombas Hidráulicas S.A., in unit cost of R$35,884.83, in the total amount of 71,769.66;
1.4.22. 05 motor-pump assemblies ITAP 80400/2 V04 ANSI CR 132S AR 6CV 6P 4T AT25CICI CH, serial numbers 133798130001, 133798110001, 133798110002, 13379812002 and 133798120001, manufactured in 2010 by Imbil -Indústria e Manutenção de Bombas ITA Ltda., in unit cost of R$5.047,00, in the total amount of R$25.235,00;
1.4.23. 01 motor-pump assembly ITAP 125330 V 16 ANSI STD 160M (VU) AR 15CV 6P 4T AT50 CH, serial number 134418310001, manufactured in 2010 by Imbil — Indústria e Manutenção de Bombas ITA Ltda, in the total amount of R$6,464.00;
1.4.24. 05 motor-pump assemblies ITAP 80400 V22 SP 160M (VU) AR 12.5CV 6P 4T AT35RCICI LU377EP CH, serial numbers 133798160001 and 133798150001, manufactured in 2010 by Imbil -Indústria e Manutenção de Bombas ITA Ltda., in unit cost of R$8,484.00, in the total amount of R$16,968.00;
1.4.25. 02 motor-pump assemblies INI 32200/1 V22 SP 132S AR 10 CV 2P 4T AT25CICI FLU327EP CH, serial numbers 133798190002 and 133798190001, manufactured in 2010 by Imbil -Indústria e Manutenção de Bombas ITA Ltda., in unit cost of R$4,166.00, in the total amount of R$8,332.00;
1.4.26. 04 automatic centrifuges FV 1750 for crystal sugar, with maximum rotation
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
of 1.200rpm, production capacity of L750Kg of cooked paste per work cycle, manufactured in 2010 by Vibromaq Balanceamentos Industriais LTDA-EPP, in unit cost of R$280.000,00, in the total amount of R$1.120.000,00;
1.4.27. 04 three-phase electrical motors 450CV 06 355M/L 440 w/ 6 term 60Hz V1T IPW55 68733.2009 10000641610 IE3 — Premium W22, manufactured by WEG Equipamentos Elétricos S/A, in unit cost of R$40.355,00, in the total amount of R$161.340,00;
1.4.28. 04 SINAMICS S120CM systems, consisting of: 04 Sinamics S120CM SLM 380-480V 730A; 04 Sinamics S120CM LCM 380-480V 800A and 04 Sinamics S120CM mono 380-480V 315Kw 605a, in the total amount of R$404.688,96;
1.4.29. 02 continuous centrifuges FV 1500 for B/C mass completely automatic, manufactured in 2010 by Vibromaq-Balanceamentos Industriais
LTDA — EPP, in unit cost of R$190.000,00, in the total amount of R$380.000,00;
1.4.30. 02 three-phase electrical motors 200CV 06 355S/M 440 w/ 3 term 60Hz V1T IPW55 68730.2009 10000641610 IE3 — Premium W22, manufactured by WEG Equipamentos Elétricos S/A, in unit cost of R$19,420.00, in the total amount of R$38,840.00;
1.4.31. 04 barometric condensers TJA-20 with 20t/h capacity, flow of water to be consumed of Q:650 m3/h, 1800mm body diameter, manufactured in 2010 by T.J.A. — Indústria e Comércio LTDA, containing: 02 mirrors with 12,7mm thickness, steam circulator, inner coil for incondensable gases removal fabricated in AISI, flow meter in equipment body, inner coating in AISI # 2,0 mm, in taper, mechanical cleaning with near-white blasting and internal painting with ceramic based paint and separator vessel, in unit cost of R$66,250.00, in the total amount of R$265,000.00;
1.4.32. 01 B magma conditioner, diam. 1 X 12m, serial number CM0111210, manufactured in 2010 by Filcen Ind. e Com. Eq. Ass. Técnica Ltda., in the amount of R$85.000,00;
1.4.33. 01 continuous vacuum type cooker Fives Cail with double chamber, with cooked mass nominal volume of 2000HL, for “A” mass, manufactured in 2009 byr NG Metalúrgica LTDA, ref. number 110294, in the total amount of R$2.570.000,00;
1.4.34. 01 continuous vacuum type cooker Fives Cail with double chamber, with cooked mass nominal volume of 2000HL, for “B” mass, manufactured in 2009 byr NG Metalúrgica LTDA, serial number 110296, in the total amount of R$2,530,000.00;
1.4.35. 01 cup elevator 33m, serial number EC053310, manufactured in 2010 by Filcen Ind. e Com. Eq. Ass. Técnica Ltda., in the amount of R$201,000.00;
1.4.36. 01 system for gas exhaust consisting of aspiration single centrifuge ventilator and 600mm syrup separator vessel, complete, manufactured in 2010 by Vibromaq Balanceamentos Inds. Ltda., in the amount of R$10,000.00;
1.4.37. 02 rolling bridge systems Demag type E KKE 6.3T X 29,5m, equipped with steel cable electrical hoist Demag type EKDR Pro 10-6,3 4/1 -15,0% 5/0,8, radio controlled and 150m of power supply system
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
Demag type shielded busbar with individual conductors, including 02 X 150m track bearing course type LB40, manufactured in 2010 by Demag Cranes & Components Ltda., in unit cost of R$274.179,00, in the total amount of R$548.358,00;
1.4.38. 01 rolling bridge system Demag type E LKE 3.2T X 7m, equipped with chain electrical hoist Demag type EUDC Pro 16-3200 2/1 H8, radio controlled and 22m of power supply system Demag shielded busbar DKK-4-10-AL type and 02 X 22m of bearing course comprised by ABNT 1524m type square steel bars, to be welded on the top of existing metallic beams, manufactured in 2010 by Demag Cranes & Components Ltda., in the total amount of R$71.642,00;
1.4.39. 01 helicoidal conveyor thread 9.5m, serial number RTH02910, manufactured in 2010 by Filcen Ind. e Com. Eq. Ass. Técnica Ltda., in the amount of R$92,920.00;
1.4.40. 01 sugar drier-cooler — 30.000 bags/day, manufactured in 2009/2010 by Dedini S/A Industrias de Base, in the total amount of R$1.159.539,55;
1.4.41. 01 dry sugar conveyor belt, w/ rubber sheet, 75 T/h-440V-41m-X 24”, manufactured in 2010 by Faeza Equipamentos Industriais LTDA, in the amount of R$204.000.00;
1.4.42. 01 belt cup elevator, humid sugar, cap. 90 T/h, wheel Base 15m, manufactured in 2010 by Faeza Equipamentos Industriais LTDA, in the amount of R$106.650,00;
1.4.43. 02 tanks for condensate, vegetal steam, with 1m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in unit cost of R$12,000.00, in the total amount of R$24,000.00;
1.4.44. 01 tank for evaporated juice, sugar 1st effect, with inner diameter of 2000 mm, 10m3 capacity, general materials of ASTM-A285-C carbon steel, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in the amount of R$44.000.00;
1.4.45. 01 tank for evaporated juice, sugar 2nd effect, with inner diameter of 2000 mm, 10m3 capacity, general materials of ASTM-A285-C carbon steel, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in the amount of R$43.000.00;
1.4.46. 02 hot water tanks T-4232/33, with 24 m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in unit cost of R$47,500.00, in the total amount of R$95,000.00;
1.4.47. 01 fresh water tank T-4609, 2m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in the value of R$7.160,00;
1.4.48. 01 “A” syrup tank T-4405, 5.4m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in the value of R$19,400.00;
1.4.49. 02 tanks for condensate, T-4234/4238, 1.5m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in unit cost of R$10,700.00, in the total amount of R$53,500.00;
1.4.50. 01 “A” syrup tank T-4424, 24m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in the value of R$44,700.00;
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
1.4.51. 01 “A” syrup tank T-4417, with 24m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in the value of R$44,700.00;
1.4.52. 01 “B” syrup tank T-4412, with 2.7m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in the value of R$12,530.00;
1.4.53. 01 pressure tank for low concentration diluted syrup of 200m3, manufactured in 2010 by CCRG Equipamentos Industriais LTDA, in the amount of R$156,000.00;
1.4.54. 01 syrup tank of 200m3, manufactured in 2010 by CCRG Equipamentos Industriais LTDA, in the amount of R$156,000.00;
1.4.55. 01 water tanks A/C V=3m3, manufactured in 2010 by Semag — Equip. Industriais de Guariba Ltda, in unit cost of R$15.000,00, in the total amount of R$45.000,00;
1.4.56. 01 resonant vibratory conveyor type Revitran SKL 1500x15000/KA-60001/LA, including: upper lid with feeding nozzles and identification plate in AISI 304 stainless steel; in the total amount of R$310.000,00;
1.4.57. 01 cutoff vessel horizontal cylindrical type, capacity of 1000HL, constructed as per GBA project, cylindrical body w/ 3800mm diam., inner length 9000mm X #1/2”, helicoid made of 6” X #5/8” flat iron, w/ angle supports 4” X 1/2,moving and driven shaft in SAE 1045, in the total amount of R$210.000,00;
1.5. ALCOHOL PRODUCTION:
1.5.1. 01 final syrup tank of 1000m3, manufactured in 2010 by CCRG Equipamentos Industriais LTDA, in the amount of R$323,000.00;
1.6. STEAM GENERATION AND DISTRUBUTION:
1.6.1. 01 Water tubular boiler, 320 TCH, 68Kgf/cm containing, among others: 1.6.1.1 Furnace, superheater, convection shaft, economizer, safety valves, thermal exchange devices, air preheater, combustion equipment, burners, igniters and vent box, flame security system, rotating grill, dosing feeders, pneumatic sprayers/sprinklers, pollution control equipment, wet scrubber, multicyclone, electrostatic precipitator, ventilators, forced air fans (FDF), actuation of FDFs with six (6) pulse frequency inverters, operating at 690 V, secondary forced fans (OFAF), actuation of OFAFs with six (6) pulse frequency inverters, operating at 690 V, pneumatic sprayer fan, actuation of pneumatic sprayer fans, induced draft fans (IDF), actuation of IDFs with six (6) pulse frequency inverters, operating at 690 V, unburnt matters reinsertion fan, actuation of unburnt matters rejection fan, three (3) water supply pumps, being two (2) with unit capacity of 64% of MCR from boiler and one (1) with capacity of 128% of MCR from boiler, two (2) electric motors, in 690 V, IPW-55, for actuation of the two (2) pumps with capacity of 64% of MCR from boiler with “soft start” start-up, steam turbine for actuation of the pump with capacity of 128% of MCR from boiler, quick start-up, operating with 15 kgf/cm2 and 320°C steam, one (1)
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
360 m3/h deaerator, two (2) permanent filters, being one spare, shell, insulation and external coating, air and gas ducts and expansion joints, metallic chimney with 4100 mm diameter and 55 meter height, metallic structure of dosing feeders, metallic structure of boiler, metallic structure of economizer, metallic structure of air preheater, metallic structure of dust intake (wet scrubber), metallic structure of rotating grill, platforms with expanded sheet floor, ladders with maximum tilt angle of 42° and steps in chess folded sheet, soot blowers, subcolling condensator, ash extraction threads with actuation for tubular shaft taps, air preheater and grill air chamber, vents and drains, bagasse taps between conveyor and feeders, bagasse taps between e risers and sprinklers, stop gates in the bottom of conveyor belt, mufflers for safety and starting valves, general valves, two gate valves, “pressure seal” type, in the main steam line, being that one of them motorized, “by-pass” valves of main steam line gate valve motorized type, starting valve of superheater of automatic type, piping within the terminal points, bottom discharge tank, continuous discharge tank and accessories, system for dosing and injection of chemical products, sampling coolers, anchor bolts, refracting materials, insulating materials and external lining; manufactured in 2009/2010 by Sermatec — Indústria e Montagens LTDA, in the total amount of R$38.487.737,81;
1.6.1.2. 01 three-phase electric motor 500cv 08 400L/A/B 690 w/ 3 term 60Hz B3D IPW55 68256.2008 10000346337 HGF, manufactured by Weg Equipamentos Elétricos S/A, in the total amount of R$77.840,00;
1.6.1.3. 01 three-phase electric motor 500cv 08 400L/A/B 690 w/ 3 term 60Hz B3E IPW55 68256.2008 10000346343 HGF, manufactured by Weg Equipamentos Elétricos S/A, in the total amount of R$77.840,00;
1.6.1.4. 01 three-phase electric motor 600cv 06 355/C/DE 690 w/ 3 term 60Hz B3D IPW55 68273.2008 10000346347 HGF, manufactured by Weg Equipamentos Elétricos S/A, in the total amount of R$77,430.00;
1.6.1.5. 01 three-phase electric motor 600cv 06 355/C/DE 690 w/ 3 term 60Hz B3E IPW55 68274.2008 10000346354 HGF, manufactured by Weg Equipamentos Elétricos S/A, in the total amount of R$77,430.00;
1.6.1.6. 01 three-phase electric motor 175cv 04 315S/M 440 w/ 3 term 60Hz B3E IPW55 68274.2008 10000346354 HGF, manufactured by Weg Equipamentos Elétricos S/A, in the total amount of R$10,300.00;
1.6.1.7. 01 three-phase electric motor 250cv 02 315S/M 440 w/ 3 term 60Hz B3D IPW55 68274.2008 IE3 — Premium W22, manufactured by Weg Equipamentos Elétricos S/A, in the total amount of R$23,830.00;
1.6.1.8. 01 three-phase electric motor HGF5001, 250CV 08PB3D 690V60, serial number 1005959474, manufactured by Weg Equipamentos Elétricos S/A, in the amount of R$187.400,00;
1.6.1.9. 01 three-phase electric motor HGF5001, 250CV 08PB3E 690V60, serial number 1005959474, manufactured by Weg Equipamentos Elétricos S/A, in the amount of
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
R$187.400.00;
1.6.1.10. 02 three-phase electric motors HGF4501, 200CV 02PB3D 690V60 Hz. manufactured by Weg Equipamentos Elétricos S/A, in unit cost of R$137.635,00, in the total amount of R$275.270,00;
1.6.1.11. 01 safety valve model HC 66 3” m 6” — 900 RF X 150 RF, regulating pressure 81,6 Kgf/cm2-g, serial number 037857 — PSV-200, manufactured in 2009 by Válvulas Crosby Ind. e Com. Ltda., in the amount of R$22,458.00;
1.6.1.12. 01 safety valve model HC 66 3” m 6” — 900 RF X 150 RF, regulating pressure 83.0 Kgf/cm2-g, serial number 037858 — PSV-300, manufactured in 2009 by Válvulas Crosby Ind. e Com. Ltda., in the amount of R$22,458.00;
1.6.1.13. 01 safety valve model HC 66 3” m 6” — 900 RF X 150 RF, regulating pressure 84.3 Kgf/cm2-g, serial number 037859 — PSV-400, manufactured in 2009 by Válvulas Crosby Ind. e Com. Ltda., in the amount of R$22,458.00;
1.6.1.14. 02 safety valves model JOS-H-E 36 w/ connections 4” 300# RF X 6” 150# RF bore for mat. body/spring: carbon steel reg. pressure: 17 Kg/cm2-g, serial numbers 37333 and 37334 PSV-732/733, in unit cost of R$24.000,00, in the total amount of R$48.000,00;
OVERALL OF ITEM 1.6.1                                                                                                                                                            R$39,597,851.81;
1.7. ELECTRIC POWER GENERATION:
1.7.1. 02 three-phase generators 40MVA / 1800rpm / 13,8Kv, industrial type (CLOSED), BRUSHLESS excitation system, with electronic pressure regulator, steel sheet framework, ABNT 1040/45 steel shaft, class “P” insulation (155°C), manufactured according to prescriptions of ABNT, IEC and VDE standards, with the following accessories: temperature detector type PT 100, 03 per phase; temperature detector type P1 100, 02 per bearing; heating resistance in 220 V; thermometer type WILLY (01 per bearing), with electrical contacts; anchor plate; grounding brush on shaft; oil flow meter; fluxostat for oil circuit, with electrical contact; water flow meter; fluxostat of inlet water of radiator, with electrical contact; water leakage detector; water inlet and outlet thermometer, with electrical contacts; air thermometer, with electrical contacts (01 input + 01 output); levelling plates; Voltage regulator — Unitrol F — ABB (In own panel) and bearing lift system (Jacking oil), manufactured in 2009/2010 by WEG Equipamentos Elétricos, with serial numbers 1005907118 and 1005974341, in unit costs of R$3.219.010,95 and R$3.405.000,00, respectively, in the total amount of R$6.624.010,95;
1.7.3. Turn key arrangement equipments for deployment of 2nd 138Kv power transformation Bay, to the UTE substation, including: section switch 145Kv S/LT, 360m with insulated cable 12/20Kv/300mm2, 03 current transformers 145Kv, 01 transformer 37500Kva 138CDC/13,8Kv, 01 MT distribution box mounted on MTW01 metal clad panel. 13.8KV 50/60 Hz 31.5 kA, 03 optic fiber cables C805Z, digital I/O module 2515, subcurrent relay 353-A, differential relay 387-A and transceiver 280 DM1; manufactured in 2009 by
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
WEG Equipamentos Elétricos S/A, in the total amount of R$1.519.048,19; 1.7.4. 01 tank for condensate V.D.R T-8117, with 10m3 capacity, manufactured in 2010 by Romasul Indústria Metalúrgica LTDA — ME, in the value of R$33,000.00;
1.7.5. 01 turbo condensation reducer with twin exhaust flow, series HC, model RC 1000 /1000, 35 MW, manufactured in 2009 by NG Metalúrgica Ltda., serial number 414541, in the total amount of R$12.450.000,00;
1.7.6. 01 backpressure turbo reducer, series HB, model HB 750E, 35MW, manufactured in 2009 by NG Metalúrgica Ltda., ref. number 414229, in the total amount of R$3.900.000.00;
1.8. WATER SYSTEM:
1.8.1. 01 centr. pump series BAP-A 40/3 nr. 36428 w/ seat, sleeve and motor, manufactured in 2010 by Equipe Indústria Mecânica Ltda., in the amount of R$9.400,00;
1.8.2. 01 centr. pump EQTA 200-40 nr. 35851 w/ seat and sleeve, manufactured in 2010 by Equipe Indústria Mecânica Ltda., in the amount of R$10,000.00;
1.8.3. 01 KSB Meganorm pump 150-315, exec. 01, rotor diam. 10.67 in, Burgmann gasket seal, mounted over fixed base, coupled to motor WEG/Plus 60cv 1750rpm, IPW55, 60Hz, 440V, plus coupling sleeve, carbon steel coupling guard, manufactured in 2010 by KSB Bombas Hidráulicas S.A., in the total amount of R$12,877.25;
1.8.4. 04 KSB Meganorm pumps 250-315, exec. 01, rotor diam. 12.05in, gasket seal, mounted over fixed base, coupled to motor WEG/Plus 175cv 1750rpm, IPW55, 60Hz, 440V, plus coupling sleeve, carbon steel coupling guard, manufactured in 2010 by KSB Bombas Hidráulicas S.A., in unit cost of R$26,571.50, in the total amount of R$106.286,00;
1.8.5. 04 KSB Meganorm pumps 350-370B, exec. 00, rotor diam. 393/318mm, gasket seal, mounted over fixed base, coupled to motor WEG/Plus 300cv 1750rpm, IPW55, 60Hz, 440V, plus coupling sleeve, carbon steel coupling guard, manufactured in 2010 by KSB Bombas Hidráulicas S.A., in unit cost of R$59.315,15, in the total amount of R$237.260,60;
1.8.6. 02 air drying systems, including: 02 cooling air driers TD425, air-cooled with electronic drain and voltage 220/1/60; 02 coalescing air filter devices mod F791IH, 466CFM; 02 coalescing air filter devices mod F791IG, 466CFM; 02 air compressors XF75 SSR ACAC TEFC modul/lowsound/SFT STR 440-3-60; serial numbers 33628/09, B03485, 38948/10 and B03530, manufactured in 2009/2010 by Ingersoll Rand do Brasil Ltda., in the total amount of R$136.463,00;
1.8.7. 01 liquid demineralization through reverse osmosis 50,0m3/h, manufactured in 2010 by Fluid Brasil Sistemas e Tecnologia Ltda., in the total amount of R$1.011.986,80;
1.8.8. 01 boiler wet scrubbing water recovering plant, 600m3/h, VLC-12164, manufactured in 2010 by VLC Indústria e Comércio LTDA., in the total amount of R$2.050.000,00;
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
1.8.9. 04 water cooling towers mod. 4BE-1100/6 SGC-E with ALPCOAT coating metallic parts, except to attaching components, manufactured in 2009 by Alpina Equipamentos Industriais LTDA, in unit cost of R$251.850,00, in the total amount of R$1.007.400,00;
1.8.10. 01 water cooling tower mod. AP 240/6 SGC-1-E with ALPCOAT coating metallic parts, except to attaching components, manufactured in 2009 by Alpina Equipamentos Industriais LTDA, in the total amount of R$71.000,00;
1.8.11. water cooling tower mod. 4-BE-730/26-RT-1-E, with ALPCOAT coating metallic parts, except to attaching components, manufactured in 2009 by Alpina Equipamentos Industriais LTDA, in the total amount of R$627.500,00;
1.9. LABORATORY:
1.9.1. equipment(s) for lab:
1.9.1.1. 02 lab conductivity meter;
1.9.1.2. 02 conductivity cells;
1.9.1.3. 01 color zebra printer P4301;
1.9.1.4. 01 pc. card for clean. w/ 50 u. for zebra 105912-707;
1.9.1.5.01 pc. color zebra ribbon w/ overlay 800015-440BR(YMCKO) I 200;
1.9.1.6.02 oxygen measuring systems;
1.9.1.7. 01 probe infit 764/WS/0070/4435/D11/SI4;
1.9.1.8.01 moisture analyzer HB43-S;
1.9.1.9. moisture accessories aluminum plate HÁ-D90;
1.9.1.10. precision scale PB3002-L;
1.9.1.11.01 spectrophotometer DR5000 UVA/IS bivolt — (HX001 — 01809);
OVERALL OF ITEM 1.9.1                                                                                                                                                            R$101,594.56.
GRAND TOTAL OF MACHINE AND EQUIPMENT ITEM (1.) R$104.112.966,99.
2. CONSTRUCTION WORKS
2.1 FOUNDATIONS OF THE FOLLOWING SECTORS/AREAS:
2.1.1. Preparation / Extraction (base equip.);
2.1.2. Sugar cane juice treatment;
2.1.3. Sugar factory;
2.1.4. Fermentation;
2.1.5. Sugar warehouse 60 x150 m;
2.1.6. Boilers 68 bar;
2.1.7. Generator;
2.1.8. Water cooling system;
2.1.9. Miscellaneous equipment;
OVERALL OF ITEM 2.1                                                                                                                                                            R$14.245.940.12;
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Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
2.2. METALLIC STRUCTURES
SECTORS/AREAS/MACHINES:
2.2.2. Sugar cane juice extraction (table);
2.2.3. Power house;
2.2.4. Pipe-rack (including strutc. est., pass.);
2.2.5. Silo for sugar storage 550 T;
2.2.6. Sugar factory;
2.2.7. Sugar cane juice treatment;
OVERALL OF ITEM 2.2                                                                                                                                                            R$4.779.376,21;
2.3. PAINTING:
2.3.1. blasting and painting of several areas of the Plant, in the total amount of R$904.784,17;
2.4. ARTESIAN WELL.
2.4.1. Water system in the total amount of R$1.357.893,57;
2.5. AUXILIARY BUILDINGS:
2.5.1. Substation in the total amount of R$413,774.47;
2.6. METALLIC BUILDINGS OF THE FOLLOWING SECTORS:
2.6.1. Reception/preparation/grinding;
2.6.2. Cooking;
OVERALL OF ITEM 2.6                                                                                                                                                            R$523,661.77;
GRAND TOTAL OF ITEM CONSTRUCTION WORKS (2.) R$22,225,430.31.
3. ASSEMBLING AND INSTALLATIONS:
3.1. ELECTRIC:
3.1.1. S.E.1 — Prep. and Extraction 440 V-2000 kVA;
3.1.2. S.E. 2 — Juice Treatment — 1x 2000 kVA;
3.1.3. S.E. 3 — Sugar Factory — 2 x 2000 kVA;
3.1.4. S.E. 4 — Ferment. and Destill. — 1x 2000 kVA;
3.1.5. S.E. 5 — Boilers 68 bar — 440 V;
3.1.6. S.E. 5 — Exhausts/Fans, etc. (690 V);
3.1.7. S.E. 13 — Electrical Power generation;
3.1.8. Power, ground. cables, PDA, illumin. — CGE;
3.1.9. Power, ground. cables, PDA, illumin.;
OVERALL OF ITEM 3.1                                                                                                                                                            R$6,305,310.00;
3.2. INSTRUMENTATION:
3.2.1. 01 C.O.P.;
3.2.2. Control loops — Preparation/Extraction;
3.2.3. 06 Control loops — Juice treatment;
3.2.4. 30 Control loops — Sugar factory;
3.2.5. 06 Control loops — Fermentation;
3.2.6. 06 Control loops — Steam Generation;
— continued on 17 —

Page: 17
Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
3.2.7. 02 Control loops — Electrical Power Gen.;
3.2.8. 05 Control loops — Water System;
OVERALL OF ITEM 3.2                                                                                                                                                            R$3,394,000.00;
3.3. PIPING/FITTINGS:
3.3.1. Piping w/ access., interconnection of equipments;
3.3.2. High pressure piping, interconnection of equipments;
OVERALL OF ITEM 3.3                                                                                                                                                            R$14,074,459.11;
3.4. THERMAL INSULATION:
3.4. 12000m3
OVERALL OF ITEM 3.4                                                                                                                                                            R$1,300,000.00;
3.5. ASSEMBLING / DISMANTLING (MAN HOURS):
3.5.1. Reception/Preparation/Millings;
3.5.2. Juice treatment;
3.5.3. Cooking;
3.5.4. Power house;
3.5.5. Water cooling system;
3.5.6. Electric, low voltage;
3.5.7. Instrumentation;
OVERALL OF ITEM 3.5                                                                                                                                                            R$6,885,786.00;
3.6. ASSEMBLING/INDUSTRIAL EQUIPMENT:
3.6.7. Substation;
3.6.11. Water cooling tower model 4BE-1100/6 SGC-E;
3.6.12. Water cooling tower model AP 240/6 SGC1-E;
3.6.13. Water cooling tower model 4-BE 730/26 RT-1E;
OVERALL OF ITEM 3.6                                                                                                                                                            R$550,783.99;
GRAND TOTAL OF ITEM ASSEMBLY AND INSTALLATIONS (3.) R$32,510,339.10.
4. AGRICULTURAL INVESTIMENTS:
4.1. AGRICULTURAL EQUIPAMENTS AND ROAD IMPLEMENTS:
4.1.1. Megatech road implements;
4.1.2. 11 harvesters brand John Deere, model 3520;
4.1.3. 21 tractors 4x4 — 180 CV brand Valtra, with original cab with Air conditioner and reinforced rear tow system;
4.1.4. 08 trucks: 04 trucks 4x2 brand VW, model 13180 Constellation and 04 trucks 6x4 brand VW, model 31320 Constellation;
4.1.5. 02 box (truck) Shop complete brand Gascon, standard Adecoagro for VW 13.180;
4.1.5. 02 tire bodies (truck), with Munck 3,000 kg brand Gascon, standard Adecoagro for VW 13.180;
4.1.6. 02 pressurized convoy 8.000 Its., brand Gascon, Adecoagro standard;
4.1.7. 02 plumber tanks complete, Water tanker 15.000 Its. brand Gascon, standard
— continued on page 18 —

Page: 18
Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.
Adecoagro for VW 31.320;
4.1.8. 59 dollys, for sorghum semi-trailer, flat wheelset 1.100 brand Randon, w/ Michellin XZY 3 tires, orange colored;
4.1.9. 52 trans-shipment trailers 10.500, 24 m3, EE. 3,0 mts., brand Antoniosi, Treeleborg 600/50X22,5 tires, ball pin;
4.1.10. 41 semi-trailers for chopped sugar cane, 12,5 mts, 4,4 height, brand Randon, pneumatic hooks, flat wheels, w/ tires 1.100;
4.1.11. 08 base semi-trailers for 30m3 tanks, brand Randon pneumatic hooks, Flat wheel, w/ tires 1.100:
4.1.12. Vinasse tank brand Infibra;
4.1.13. Vinasse application tank brand Mepel;
4.1.14. Roads;
OVERALL OF ITEM 4.1                                                                                                                                                            R$27,466,580.52;
4.2. CULTIVATION;
OVERALL OF ITEM 4.2                                                                                                                                                            R$85,897,000.00;
GRAND TOTAL OF AGRICULTURAL INVESTIMENTS ITEM (4.) R$113,363,580.52.
5. WORKING CAPITAL:
GRAND TOTAL OF WORKING CAPITAL ITEM                                                                                                                   R$108,447,000.00.
6. GRAND TOTAL OF THE BUDGET                                                                                                                                     R$380,659,316.92.
The quoted expenses will be applied in the following location:
1 — TAKUARÉ FARM, continental road Km 15, enrollment 2.737, located in the Rural Area of the municipality and district of Angélica-MS, of (mine) our ownership.
CAMPO GRANDE-MS, July 30th of 2010.
ISSUER(S):
ANGELICA AGROENERGIA LTDA, headquartered in ANGELICA-MS, on continental road Km 15 Takuarê farm, rural area, CEP 79.785-000 and enrolled in CNPJ under no. 07.903.169/0001-09, herein represented by the shareholder/manager Mr. LEONARDO RAUL BERRIDI:
— continued on page 19 —

Page: 19
Continuation of attachment to CÉDULA DE CREDITO INDUSTRIAL, number 40/00370-1, issued this date, by ANGÉLICA AGROENERGIA LTDA on behalf of BANCO DO BRASIL S.A., in the amount of R$70.000.000,00 (seventy million Real), with maturity on July 01st of 2020.

Sign:	/s/ Leonardo Raul Berridi	Initial:
LEONARDO RAUL BERRIDI, foreign national with indefinite leave to remain, unmarried, administrator, residing and domiciled in BRASILIA-DF, identification card no.: V391119-H, issued by SEDDFMA on 01.05.2004, CPF no.: 231.115.108-83.
Initial: on / / .
BANCO DO BRASIL S.A. — Agency 2609 EMPRES.M.GROSSO SUL-MS.
JAMES DE NEGRI